EXHIBIT 8

                         INDEPENDENT AUDITORS' CONSENT

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INDEPENDENT AUDITORS' CONSENT

We consent to the use in this Pre-Effective Amendment No. 1 to Registration Statement No 333-70963 on Form S-6 of COLI VUL-2 Series Account of Great-West Life & Annuity Insurance Company of our report dated January 25, 1999, appearing in the Prospectus, which is a part of such Registration Statement, and to the reference to us under the heading "Experts" appearing in such Prospectus.


/s/Deloitte & Touche LLP

Denver, Colorado
June 21, 1999